Prepaid Foreign Taxes	12 Months Ended
Dec. 31, 2019
Prepaid Expense, Noncurrent [Abstract]
Prepaid Foreign Taxes

6. PREPAID FOREIGN TAXES

Prepaid foreign taxes, net, of $474,130 and $369,590 at December 31, 2019 and 2018, respectively, consists primarily of prepaid value added tax (“VAT”) credits. VAT credits are recovered through VAT collections on subsequent sales of products by the Company. Prepaid VAT tax credits do not expire. Prepaid foreign taxes also include Argentine minimum presumed income tax (“MPIT”) credits, which are deemed unrealizable and are fully reserved. MPIT credits expire after ten years.

In assessing the realization of the prepaid foreign taxes, management considers whether it is more likely than not that some portion or all of the prepaid foreign taxes will not be realized. Management considers the historical and projected revenues, expenses and capital expenditures in making this assessment. Based on this assessment, management has recorded a valuation allowance related to MPIT credits of $231,441 and $228,613 as of December 31, 2019 and 2018, respectively. During the year ended December 31, 2018, the Company recorded a credit to the provision for uncollectible assets of $163,980 related to the decrease in reserves against prepaid foreign taxes.